              UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

  The following unaudited pro forma combined financial information is derived from the historical consolidated balance sheets and related consolidated statements of Dames & Moore's and URS' operations adjusted to give effect to the Dames & Moore acquisition and URS' plan for financing the acquisition of Dames & Moore (the "Financing Plan"). References to the "Combined Company" refer to URS and Dames & Moore after giving effect to the Dames & Moore acquisition. In addition, the Dames & Moore financial information has been adjusted to give effect to the acquisition of Radian International ("Radian") as of January 1, 1998. The unaudited pro forma combined balance sheet may not reflect the Combined Company's actual financial position as of April 30, 1999. The unaudited pro forma combined statements of operations may not reflect the actual results of operations the Combined Company would have had for the six months ended
April 30, 1999 or the twelve months ended October 31, 1998. The unaudited pro forma combined financial statements also do not reflect the future financial position or results of operations for the Combined Company.

  The unaudited pro forma combined balance sheet and statements of operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes.

  URS has assumed for purposes of the unaudited pro forma combined balance sheet as of April 30, 1999 that the Dames & Moore acquisition and the Financing Plan occurred as of that date. URS has assumed for purposes of the unaudited pro forma combined statements of operations for the six months ended April 30, 1999 and the twelve months ended October 31, 1998 that the Dames & Moore acquisition and the Financing Plan occurred as of November 1, 1997. URS' fiscal year ends on October 31 and Dames & Moore's fiscal year ends on the last Friday of March. To present comparable data for Dames & Moore and URS, the pro forma statements of operations include the historical data for Dames & Moore for the six months ended March 26, 1999 and for the twelve months ended December 25, 1998. Therefore, the results of operations for Dames & Moore for the period September 26, 1998 through December 25, 1998 are reflected both for the six months ended March 26, 1999 and for the twelve months ended December 25, 1998. The total revenues and net earnings of Dames & Moore for the three months ended December 25, 1998 that have been reflected in both periods are approximately $287.4 million and $5.3 million, respectively.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                              As of          As of
                         April 30, 1999  March 26, 1999  As of April 30, 1999
                         --------------- -------------- -------------------------
                         URS Corporation Dames & Moore  Adjustments    Pro Forma
                         --------------- -------------- -----------    ----------
ASSETS                                      (in thousands)
Current assets:
 Cash, cash equivalents,
  and short term
  investments...........    $ 10,036        $ 16,216     $     --      $   26,252
 Accounts receivable,
  net...................     183,469         215,122           --         398,591
 Costs and accrued
  earnings in excess of
  billings on contracts
  in process, net.......     112,820          98,256           --         211,076
 Prepaid expenses and
  other.................      12,098          36,912           --          49,010
                            --------        --------     ---------     ----------
   Total current
    assets..............     318,423         366,506           --         684,929
Property and equipment,
 at cost, net...........      32,508          57,518           --          90,026
Goodwill, net...........     136,123         159,918      (159,918)(a)    472,932
                                                           336,809 (a)
Other assets............       7,603          50,637        18,000 (b)     76,240
                            --------        --------     ---------     ----------
   Total assets.........    $494,657        $634,579     $ 194,891     $1,324,127
                            ========        ========     =========     ==========

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Long-term debt, current
  portion...............    $ 23,001        $ 18,433     $ (16,401)(c) $   25,800
                                                           (11,233)(c)
                                                            12,000 (d)
 Accounts payable.......      40,714          57,842           --          98,556
 Other current
  liabilities...........      16,495          67,127           --          83,622
 Accrued salaries and
  benefits..............      35,359          38,934           --          74,293
 Billings in excess of
  costs and accrued
  earnings on contracts
  in process............      43,724             --            --          43,724
                            --------        --------     ---------     ----------
   Total current
    liabilities.........     159,293         182,336       (15,634)       325,995
Long-term debt..........     110,808         284,147       (94,408)(c)    654,400
                                                          (284,147)(c)
                                                           638,000 (d)
Deferred--compensation
 and other..............      41,607          21,176                       62,783
                            --------        --------     ---------     ----------
   Total liabilities....     311,708         487,659       243,811      1,043,178
                            --------        --------     ---------     ----------
Mandatory redeemable
 Series A Preferred
 Stock..................         --              --         98,000 (e)     98,000
Mandatory redeemable
 Series C Preferred
 Stock..................         --              --            --             --
Stockholders' equity:
 Common stock...........         155             228          (228)(f)        155
 Treasury stock.........        (287)        (59,373)       59,373 (f)       (287)
 Series B Exchangeable
  Convertible Preferred
  Stock.................         --              --            --             --
 Additional paid-in
  capital...............     121,691         107,817      (107,817)(f)    121,691
 Retained earnings......      61,320         102,264      (102,264)(f)     61,320
 Other stockholders'
  equity................          70          (4,016)        4,016 (f)         70
                            --------        --------     ---------     ----------
   Total stockholders'
    equity..............     182,949         146,920      (146,920)       182,949
                            --------        --------     ---------     ----------
   Total liabilities and
    stockholders'
    equity..............    $494,657        $634,579     $ 194,891     $1,324,127
                            ========        ========     =========     ==========


            See Notes to Unaudited Pro Forma Combined Balance Sheet

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            (dollars in thousands)

(a) Reflects the elimination of Dames & Moore's historical goodwill and the aggregate goodwill created by the Dames & Moore acquisition.

     Purchase price (net of debt).................................. $ 303,811
     Acquisition costs (net of financing fees).....................    20,000
                                                                    ---------
                                                                      323,811
     Less:net assets acquired......................................  (146,920)
                                                                    ---------
     Incremental additional purchase price over net assets
      acquired.....................................................   176,891
     Dames & Moore historical goodwill, net........................   159,918
                                                                    ---------
     Aggregate goodwill............................................ $ 336,809
                                                                    =========

  We believe that the amounts for tangible assets and liabilities reflected on Dames & Moore's consolidated statement of financial position approximate the fair market values of such assets and liabilities and, accordingly, such amounts have not been adjusted in the accompanying pro forma financial statements. The excess purchase price over net assets acquired resulting from the Dames & Moore acquisition will be amortized on a straight-line basis over 40 years.

(b) Reflects capitalized debt financing fees and expenses aggregating $18,000.

(c) Reflects the repayment of a portion of Dames & Moore's and our debt.

     URS Corporation:
       Current......................................................... $ 16,401
       Non-current.....................................................   94,408
                                                                        --------
                                                                        $110,809
                                                                        ========
     Dames & Moore:
       Current......................................................... $ 11,233
       Non-current.....................................................  284,147
                                                                        --------
                                                                        $295,380
                                                                        ========

(d) Reflects debt incurred as part of the Financing Plan.

     Notes............................................................ $200,000
     Senior Secured Credit Facility:
       Revolving credit facility......................................      --
       Term Loan A....................................................  250,000
       Term Loan B....................................................  100,000
       Term Loan C....................................................  100,000
                                                                       --------
         Total new debt...............................................  650,000
     Less: current portion............................................   12,000
                                                                       --------
     Non-current portion.............................................. $638,000
                                                                       ========

(e) Reflects equity issued as part of the Financing Plan that consists of the $100,000 RCBA Equity Investment, less $2,000 of fees and expenses.

(f) Reflects the elimination of Dames & Moore's historical equity.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                             Six Months       Six Months
                                Ended           Ended         Six Months Ended
                           April 30, 1999   March 26, 1999     April 30, 1999
                           ---------------  --------------  -------------------------
                           URS Corporation  Dames & Moore   Adjustments     Pro Forma
                           ---------------  -------------   -----------     ---------
                                        (dollars in thousands)
Revenue                       $  415,069      $577,211      $     --       $  992,280
                              ----------      --------      ---------      ----------
Expenses:
 Direct operating.......         239,151       393,374            --          632,525
 Indirect, general and
  administrative........         141,006       145,757            --          286,763
 Depreciation and
  amortization..........           7,731        10,696          1,130 (a)      19,557
 Interest expense.......           5,739        11,239         15,907 (b)      32,885
 Interest income........          (1,025)       (1,098)           --           (2,123)
                              ----------      --------      ---------      ----------
   Total expenses.......         392,602       559,968         17,037         969,607
                              ----------      --------      ---------      ----------
 Income (loss) before
  taxes and preferred
  stock charges.........          22,467        17,243        (17,037)         22,673
 Income tax expense
  (benefit).............           9,800         7,094         (7,258)(c)       9,636
 Preferred stock
  charges...............             --            --           9,500 (d)       9,500
                              ----------       -------      ---------      ----------
  Earnings (loss)
   available for common
   stockholders.........      $   12,667      $ 10,149       $(19,279)     $    3,537
                              ==========      ========      =========      ==========
Earnings per Share:
 Earnings available for
  common stockholders
  per Share - Basic           $      .83                                   $      .23
                              ==========                                   ==========

 Earnings available for
  common stockholders
  per Share - Diluted         $      .77                                   $      .21
                              ==========                                   ==========

Weighted average common
 Shares outstanding-Basic     15,325,000                                   15,325,000
                              ==========                                   ==========

Weighted average common
 Shares outstanding-Diluted   16,542,000                                   16,542,000
                              ==========                                   ==========

       See Notes to Unaudited Pro Forma Combined Statements of Operations

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS




                              Twelve Months Ended      Seven Months
                         -----------------------------    Ended
                           October 31,   December 25,    July 31,      Twelve Months Ended
                              1998           1998          1998          October 31, 1998
                         --------------- ------------- ------------ ---------------------------
                         URS Corporation Dames & Moore    Radian    Adjustments      Pro Forma
                         --------------- ------------- ------------ -----------      ----------
                                              (dollars in thousands)
Revenue.................    $  805,946       $921,133      $168,105    $    --       $1,895,184
                            ----------       --------      --------    --------      ----------
Expenses:
 Direct operating.......       478,640        629,803       112,172         --        1,220,615
 Indirect, general and
  administrative........       262,509        254,271        64,020     (28,276)(e)     552,524
 Depreciation and
  amortization..........        14,556         16,328         6,267       2,915 (a)      40,066
 Interest expense.......        10,931         15,544         1,448      37,847 (b)      65,770
 Interest income........        (2,157)          (888)          --          --           (3,045)
                            ----------       --------      --------    --------      ----------
  Total expenses........       764,479        915,058       183,907      12,486       1,875,930
                            ----------       --------      --------    --------      ----------
 Income (loss) before
  taxes and preferred
  stock charges.........        41,467          6,075       (15,802)    (12,486)         19,254
 Income tax expense
  (benefit).............        18,800          4,045           408     (15,070)(c)       8,183
 Preferred stock
  charges...............           --             --            --      (19,000)(d)     (19,000)
                            ----------       --------      --------    --------      ----------
  Earnings (loss)
   available for common
   stockholders.........    $   22,667       $  2,030      $(16,210)   $(16,416)     $   (7,929)
                            ==========       ========      ========    ========      ==========
Earnings (loss) per Share:
 Earnings (loss) available
  for common stockholders
  per Share - Basic         $     1.51                                               $     (.53)
                            ==========                                               ==========
 Earnings (loss) available
  for common stockholders
  per Share - Diluted       $     1.43                                               $     (.50)
                            ==========                                               ==========
 Weighted average common
  Shares outstanding
  - Basic                   14,963,000                                               14,963,000
                            ==========                                               ==========
 Weighted average common
  Shares outstanding
  - Diluted                 15,805,000                                               15,805,000
                            ==========                                               ==========


       See Notes to Unaudited Pro Forma Combined Statements of Operations

        NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                            (dollars in thousands)

(a) Reflects the elimination of goodwill amortization previously recorded by Dames & Moore and Radian and the amortization expense incurred as a result of the Dames & Moore acquisition.

                                                     Six Months Twelve Months
                                                       Ended        Ended
                                                     April 30,   October 31,
                                                        1999        1998
                                                     ---------- -------------
   Elimination of Dames & Moore goodwill
    amortization expense............................  $(3,070)     $(4,988)
   Elimination of Radian goodwill amortization
    expense.........................................      --          (497)
   New goodwill amortization expense................    4,200        8,400
                                                      -------      -------
                                                      $ 1,130      $ 2,915
                                                      =======      =======

(b) Reflects estimated interest expense associated with debt incurred as part of the Financing Plan and estimated amortization of debt financing costs.

                                                        Six Months Twelve Months
                                                          Ended        Ended
                                                        April 30,   October 31,
                                                           1999        1998
                                                        ---------- -------------
   Increase in interest expense........................  $15,907      $37,847
                                                         =======      =======


                                                   Variable    Variable     Variable
                                                   Interest   Interest at   Interest
                                                    Range      Current/      Range
                            Anticipated           125 basis   Anticipated  125 basis
       Debt Instrument         Rate      Amount  points below    Rate     points above
       ---------------      ----------- -------- ------------ ----------- ------------
   Existing debt to remain
    outstanding:
    Interest expense.......      --          --    $ 2,825      $ 2,825     $ 2,825
   New debt:
    Notes..................   12.25%    $200,000    24,500       24,500      24,550
    Senior Secured Credit
     Facility:
     Revolving credit
      facility.............    7.81%         --        --           --          --
     Term Loan A...........    7.81%     250,000    19,213       19,525      19,838
     Term Loan B...........    8.31%     100,000     8,185        8,310       8,435
     Term Loan C...........    8.81%     100,000     8,685        8,810       8,935
    Amortization of debt
     financing costs.......      --          --      1,800        1,800       1,800
                                                   -------      -------     -------
    Annual interest
     expense...............      --          --    $65,208      $65,770     $66,333
                                                   =======      =======     =======
    Semi-annual interest
     expense...............      --          --    $32,604      $32,885     $33,167
                                                   =======      =======     =======

(c) Reflects the tax effect of all adjustments at an assumed effective tax rate of 42.5%.

(d) Reflects preferred stock charges related to equity issued as part of the Financing Plan consisting of the RCBA Equity Investment.

                                                        Six Months Twelve Months
                                                          Ended        Ended
                                                        April 30,   October 31,
                                                           1999        1998
                                                        ---------- -------------
   Series A Preferred Stock dividend...................   $7,500      $15,000
   Series C Preferred Stock accretion..................    2,000        4,000
                                                          ------      -------
                                                          $9,500      $19,000
                                                          ======      =======

                            (dollars in thousands)

     In connection with the RCBA Equity Investment, we will issue 46,083 shares of Series A Preferred Stock and 450,000 shares of Series C Preferred Stock. The Series A Preferred Stock carries a cumulative paid-in-kind dividend rate of 8% for the first six months after its issuance and 15% thereafter. If stockholder approval of the issuance of the Series B Exchangeable Convertible Preferred Stock is not obtained within six months after the issuance of the Series A Preferred Stock, the dividend rate for the Series A Preferred Stock will be recalculated and paid as if the dividend rate was 15% from its issuance. However, we anticipate that the Series A Preferred Stock together with the Series C Preferred Stock will be exchanged for newly issued Series B Exchangeable Convertible Preferred Stock, subject to stockholders' approval. The Series B Exchangeable Convertible Preferred Stock will be convertible, voting preferred with a cumulative paid-in-kind dividend rate of 8%.

     The annual Series A Preferred Stock paid-in-kind dividend of $15,000 has been reflected in the pro forma income statements as a reduction in income available to common stockholders.

     The Series C Preferred Stock does not pay a current dividend; however, because it is mandatorily redeemable in six years, its value results in an accretive charge of $4,000 annually.

(e) Reflects reversal of non-recurring acquisition-related restructuring costs and other charges included in Dames & Moore's historical results of operations.